                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                      ____________________________________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



                         Date of Report:  July 15, 1994



                         CORAM HEALTHCARE CORPORATION
- -------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)




              Delaware                                1-11343                        33-0615337
- --------------------------------------------------------------------------------------------------------------

       (State or other jurisdiction                 (Commission                     (IRS Employer
           of incorporation)                        File Number)                 Identification No.)



       4675 MacArthur Court, Suite 1250   Newport Beach, California   92660
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                 (Address of principal executive offices)           (Zip Code)



                                (714) 955-8776
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              (Registrant's telephone number including area code)


One Lakeshore Center  3281 Guasti Road, Suite 700   Ontario, California   91761
- -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)





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                               Page 1 of 12 Pages

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                          On July 8, 1994, Coram Healthcare Corporation, a Delaware corporation ("Coram" or the "Registrant"), consummated the acquisition and merger (the "Merger") of four public companies -- T(2) Medical, Inc., a Delaware corporation ("T(2)"), Curaflex Health Services, Inc., a Delaware corporation ("Curaflex"), HealthInfusion, Inc., a Florida corporation ("HealthInfusion"), and Medisys, Inc., a Delaware corporation ("Medisys"), pursuant to and in accordance with that certain Agreement and Plan of Merger dated as of February 6, 1994, as amended by that certain First Amendment to Agreement and Plan of Merger dated May 25, 1994, and as further amended by that certain Second Amendment to Agreement and Plan of Merger dated July 8, 1994 (the "Merger Agreement"), by and among the Registrant, T(2), Curaflex, HealthInfusion, Medisys, T(2) Acquisition Company, a Delaware corporation and wholly owned subsidiary of the Registrant ("T(2) Acquisition"), C H S Acquisition Company, a Delaware corporation and wholly owned subsidiary of the Registrant ("CHS Acquisition"), H I I Acquisition Company, a Florida corporation and wholly owned subsidiary of the Registrant ("HII Acquisition"), and M I Acquisition Company, a Delaware corporation and wholly owned subsidiary of the Registrant ("MI Acquisition"). The Merger Agreement and the consummation of the transactions contemplated thereby was approved by the respective stockholders of T(2), Curaflex, HealthInfusion and Medisys at respective special meetings of such stockholders held on July 8, 1994.

                          Pursuant to the Merger Agreement, (i) T(2)
         Acquisition was merged with and into T(2) Acquisition with T(2) as the surviving corporation, CHS Acquisition was merged with and into Curaflex with Curaflex as the surviving corporation, HII Acquisition was merged with and into HealthInfusion with HealthInfusion as the surviving corporation and MI Acquisition was merged with and into Medisys with Medisys as the surviving corporation and (ii) each outstanding share of T(2) common stock was converted into the right to receive 0.63 of a share of Coram common stock, each outstanding share of Curaflex common stock was converted into the right to receive 0.333 of a share of Coram common stock, each outstanding share of HealthInfusion common stock was converted into the right to receive
         0.447 of a share of Coram common stock, each outstanding share of Medisys common stock was converted into the right to receive 0.243 of a share of Coram common stock and each outstanding stock option, warrant and other right to acquire T(2) common stock, Curaflex common stock, HealthInfusion common stock and Medisys common stock was converted into the right to acquire shares of Coram common stock on the same terms and conditions, except that the number and exercise price was adjusted based on the applicable exchange ratio for the underlying T(2) common stock, Curaflex common stock, HealthInfusion common stock or Medisys common stock.

                          The Merger will be accounted for as a "pooling of interests" for financial reporting purposes and treated as a tax-free reorganization for federal income tax purposes. Prior period results of the previously separate companies will be combined to reflect the Merger.





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                               Page 2 of 12 Pages

                          Prior to the consummation of the Merger, the shares of common stock of T(2) were reported on the New York Stock Exchange under the symbol "TSQ" and the shares of common stock of each of Curaflex, HealthInfusion and Medisys were reported on The National Association of Securities Dealers, Inc. Automated Quotation System -National Market System under the symbols "CFLX," "HINF" and "MEDS," respectively. Coram common stock is listed on the New York Stock Exchange under the symbol "CRH" and began trading on the New York Stock Exchange on July 11, 1994, on a "when issued" basis. On July 11, 1994, the Registrant issued a press release announcing the completion of the Merger. A copy of such press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

                          T(2) is a leading provider of alternate-site treatment services in the United States with sites of service in over 100 cities and 38 states. These services include home infusion therapy, ambulatory infusion "Intracare" centers, outpatient lithotripsy, pediatric homecare, physician practice management and ambulatory surgery centers.

                          Curaflex is a national provider of comprehensive infusion therapy and related services to patients in the home and alternate site environments. Its home infusion therapy operations include 32 regional centers and 4 satellite facilities strategically located in major U.S. markets. Curaflex also provides infusion therapy as part of a broader program of clinical care, at 7 disease-specific outpatient centers focusing on the treatment of complex long-term diseases and operates a national prescription benefit drug program.

                          HealthInfusion is a national provider of home infusion therapy services and currently operates 35 branch facilities serving 26 states. HealthInfusion also provides services to the contract research industry for the research and development of new products and services and provides case management and acute care dialysis services.

                          Medisys provides comprehensive home infusion therapy services and products, which involve the intravenous or other administration of physician-prescribed nutrients, antibiotics, chemotherapeutic agents or other medications to patients in their homes. Medisys also provides comprehensive pharmacy services to long-term care and retirement communities. These services include prescription dispensing, pharmaceutical consulting, IV therapy, enteral therapy and medical supplies. Medisys maintains operations in Minnesota, Wisconsin, Texas, Ohio, Illinois, Arizona, Missouri, Kansas and California.

                          The Registrant presently intends to continue the respective operations of T(2), Curaflex, HealthInfusion and Medisys in substantially the same manner as conducted prior to the Merger. Additional information with respect to the Merger is set forth in the Joint Proxy Statement/Prospectus of T(2), Curaflex, HealthInfusion and Medisys dated June 9, 1994 (the "Joint Proxy Statement"), filed with the Securities and Exchange Commission (the "Commission") on June 15, 1994 and is incorporated herein by reference to the extent appropriate.







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                               Page 3 of 12 Pages

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (a)     Financial statements of businesses acquired.

                 Incorporated herein by reference to the Joint Proxy Statement, which is hereby incorporated herein by reference to the extent appropriate.

         (b)     Pro forma financial information (unaudited).

                 Incorporated herein by reference to the Joint Proxy Statement, which is hereby incorporated herein by reference to the extent appropriate.


         (c)     Exhibits.

                 2.1      Agreement and Plan of Merger dated as of February 6, 1994, by and among the Registrant, T(2), Curaflex,
                          HealthInfusion, Medisys, T(2) Acquisition, CHS Acquisition, HII Acquisition and MI Acquisition
                          (incorporated herein by reference to Appendix A-1 to the Joint Proxy Statement).

                 2.2      First Amendment to Agreement and Plan of Merger dated as of May 25, 1994, by and among the Registrant,
                          T(2), Curaflex,  HealthInfusion, Medisys, T(2) Acquisition, CHS Acquisition, HII Acquisition and
                          MI Acquisition (incorporated herein by reference to Appendix A-2 to the Joint Proxy Statement).

                 2.3      Second Amendment to Agreement and Plan of Merger dated as of July 8, 1994, by and among the Registrant,
                          T(2), Curaflex, HealthInfusion, Medisys, T(2) Acquisition, CHS Acquisition, HII Acquisition and
                          MI Acquisition.

                 20       Joint Proxy Statement/Prospectus dated June 9, 1994 of T(2), Curaflex, HealthInfusion and Medisys, filed with the Commission on June 15, 1994 (incorporated herein by reference).

                 23       Consent of Deloitte & Touche.

                 99       Press Release dated February 11, 1994, announcing the completion of the Merger.





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                               Page 4 of 12 Pages

                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 15, 1994

                                       CORAM HEALTHCARE CORPORATION



                                       By:        /s/ James M. Sweeney
                                       ----------------------------------------
                                           James M. Sweeney,
                                           Chairman and Chief Executive Officer





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                               Page 5 of 12 Pages

                                 EXHIBIT INDEX

Exhibit
  No.            Document Description                Sequentially Numbered Page
- -------          --------------------                --------------------------
2.1              Agreement and Plan of Merger dated
                 as of February 6, 1994, by and among
                 the Registrant, T(2), Curaflex,
                 HealthInfusion, Medisys, T(2)
                 Acquisition, CHS Acquisition, HII
                 Acquisition and MI Acquisition
                 (incorporated herein by reference
                 to Appendix A-1 to the definitive
                 Joint Proxy Statement/Prospectus of
                 T(2), Curaflex, HealthInfusion and
                 Medisys dated June 9, 1994 (the
                 "Joint Proxy Statement"), filed
                 with the Securities and Exchange
                 Commission on June 15, 1994).

2.2              First Amendment to Agreement and Plan
                 of Merger dated as of May 25, 1994,
                 by and among the Registrant, T(2),
                 Curaflex, HealthInfusion, Medisys,
                 T(2) Acquisition, CHS Acquisition,
                 HII Acquisition and MI Acquisition
                 (incorporated herein by reference to
                 Appendix A-2 to the Joint Proxy Statement).

2.3              Second Amendment to Agreement and Plan            7
                 of Merger dated as of July 8, 1994,
                 by and among the Registrant, T(2),
                 Curaflex, HealthInfusion, Medisys,
                 T(2) Acquisition, CHS Acquisition,
                 HII Acquisition and MI Acquisition.

20               Joint Proxy Statement/Prospectus dated
                 June 9, 1994 of T(2), Curaflex,
                 HealthInfusion and Medisys, filed with the Commission on June 15, 1994 (incorporated herein by reference).

23               Consent of Deloitte & Touche.                    11

99               Press Release dated July 11, 1994,               12
                 announcing the completion of the
                 Merger.





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                               Page 6 of 12 Pages